SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                March 18, 2003
               Date of Report (Date of earliest event reported)

                             CONGOLEUM CORPORATION
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 1-13612


            Delaware                                02-0398678
  (State or other jurisdiction of                (IRS Employer
         incorporation)                          Identification No.)


                            3500 Quakerbridge Road
                                 P.O. Box 3127
                      Mercerville, New Jersey 08619-0127
                    (Address of principal executive office)
      Registrant's telephone number, including area code: (609) 584-3000


                                Not Applicable
         (Former name or former address, if changed since last report)


Item 5: Other Events

On March 17, 2003, Congoleum Corporation (the "Company") issued a press release announcing that it is seeking approval from the holders of the Company's 8 5/8% Senior Notes Due 2008 to certain proposed amendments to the indenture governing those notes. The solicitation is being made upon the terms and is subject to the conditions set forth in the Consent Solicitation Statement dated March 17, 2003 and related documents.

A copy of the Company's press release dated March 17, 2003 is attached as
Exhibit 99.1 hereto and incorporated by reference herein. A copy of the Consent Solicitation Statement dated March 17, 2003 is attached hereto as
Exhibit 99.2.

Item 7: Financial Statements, Pro Forma Financial Information And Exhibits

(c) Exhibits.

        99.1      Press release dated March 17, 2003
        99.2      Consent Solicitation Statement dated March 17, 2003




                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONGOLEUM CORPORATION


Date:  March 18, 2003                     By /s/ Howard N. Feist III
                                            -----------------------------------
                                              Howard N. Feist III
                                              Chief Financial Officer





                                 Exhibit Index
                                 -------------

Exhibit                         Description
Number

99.1                       Press Release dated March 17, 2003

99.2                       Consent Solicitation Statement dated March 17, 2003